UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Growth Stock Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks recorded solid gains in the first half of 2017 with major equity indexes reaching all-time highs. The rally was supported by positive corporate earnings reports, while the market largely shrugged off lackluster first-quarter economic growth and the difficulties the new administration in Washington has had in implementing its stimulative fiscal policies. In contrast to 2016, growth stocks tended to outperform value stocks and large-cap stocks outpaced small-caps. After a challenging environment for much of 2016 in which cyclical stocks outperformed, we are happy to report that the Growth Stock Fund produced strong results in the first half of 2017 as the secular growth-oriented stocks that we focus on rallied.

The Growth Stock Fund returned 19.51% in the six-month period ended June 30, 2017, compared with 9.34% for the S&P 500 Index and 17.22% for the Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds. The return for the Russell 1000 Growth Index, which we believe is the most appropriate benchmark for our fund because of its similar style focus, was 13.99%. (Performance varies for the Advisor, R, and I Class shares, reflecting their different fee structures.) Stock selection was the primary reason for the fund’s outperformance versus the benchmarks, although sector weightings also aided results.

Your fund also compared favorably versus its peer group during longer time periods. Lipper ranked the Growth Stock Fund in the top decile among large-cap growth funds for the three- and five-year periods ended June 30, 2017, and in the top quintile for the 10-year period. (Based on cumulative total return, Lipper ranked the fund 21 of 665, 45 of 594, 45 of 536, and 78 of 389 funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2017, respectively. Past performance cannot guarantee future results.)

MARKET AND ECONOMIC ENVIRONMENT

The stock rally that began after the November elections continued throughout the first half of 2017, although the sectors driving the rally were notably different. The financials, telecom, and energy sectors were top performers at the end of 2016, while in the first half of this year those sectors underperformed, and telecom and energy were the only sectors in the S&P 500 to produce negative results. Information technology, meanwhile, was one of the weaker performers in 2016’s post-election rally but led the way in 2017’s first half, gaining over 17%.

Financials stocks have been hampered by the flattening yield curve. However, the sector received a boost in June following news that all banks passed the Federal Reserve’s stress tests. Energy stocks fell sharply amid declining oil prices as increased U.S. production offset the effects of an OPEC production cut that took effect at the beginning of 2017. Besides technology companies, health care stocks also did very well in our reporting period, with biotechnology shares spiking late in the period because of reduced concerns about new drug pricing regulations. Consumer discretionary stocks outperformed the S&P 500 by a smaller margin.

A resurgence in corporate profit growth helped drive stock gains. Markets rallied early in 2017 as earnings reports showed an overall rise in profits in the final quarter of 2016. Profits grew even faster in the first quarter, providing a further boost to markets when earnings reports were released in April and May.

The U.S. economy continued to grow at a modest pace in the first half of the year. The job market remained strong, with the unemployment rate maintaining a downward trend, although the pace of employment growth has slowed modestly. Inflation reached a five-year high in February but moderated later in the period. Outside the U.S., developed market economies looked generally solid, with the eurozone in particular showing signs of a pickup in growth. Stocks in developed non-U.S. markets strongly outperformed U.S. shares, as returns to U.S. investors were boosted by a weaker dollar versus major non-U.S. currencies.

PORTFOLIO REVIEW

Stock selection in the information technology sector was our largest contributor to results relative to the Russell 1000 Growth Index, and our overweight position in the sector also added value. Our out-of-benchmark positions in Chinese Internet companies Alibaba Group Holding and Tencent helped drive our relative outperformance. Shares of Alibaba, China’s largest e-commerce company, spiked in June when it provided revenue guidance for the current fiscal year that was significantly higher than expected. Alibaba continues to benefit from improving user engagement amid its ongoing social commerce and mobile monetization efforts. The massive amount of data that its users generate also provide the company with a competitive advantage that could drive long-term earnings growth. Tencent’s shares posted steady gains throughout the period. Higher-than-expected revenue growth in its gaming and cloud computing businesses was supportive. The company, which operates the dominant social media platform in China, is the best-positioned mobile Internet player in the region with its WeChat messaging service and portfolio of other promising assets. Our trip to China in June, during which we met with the management of many of the country’s top Internet companies, helped solidify our positive view of both firms. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our position in PayPal Holdings also added value. The electronic payments provider was buoyed by solid results across a broad range of metrics, including strong total payment volume, robust revenue growth, and improved operating margins. We have high conviction in PayPal as digital online payments are growing significantly on a global scale. The company’s strong balance sheet and the potential to monetize its Venmo peer-to-peer payment platform could lead to further outperformance.

Facebook was another strong holding in the tech sector. The social network reported solid results during the period and has the potential to increase its advertising revenue as brands spend more on online marketing. Apple was also a top contributor to the fund’s absolute results but detracted on a relative basis because of our underweight position. However, we have reduced our underweight and, as shown in the Portfolio Highlights chart on page 10, the company represented our largest purchase during the period. Apple’s recent sales results suggest to us that the upcoming launch of the next-generation iPhone could drive a powerful replacement cycle and therefore improved revenue growth.

Stock selection in the consumer discretionary sector also contributed to our relative results, helped by our overweight in Amazon.com. The company has delivered solid growth in both its core retail business as well as Amazon Web Services, its cloud computing business, and has benefited from accelerating growth in Amazon Prime memberships. In June, Amazon announced that it was purchasing Whole Foods Market in an all-cash transaction valued at $13.7 billion. While the deal won’t close until later this year, the acquisition shows the potential that Amazon has to disrupt industries outside its current core businesses.

Tesla and Priceline were also strong performers within the consumer discretionary segment. Shares of Tesla continued to trade higher as the company remained on track to begin production of the Model 3, its first mass-market car. The overwhelming demand for the new product confirms the broad appeal of all-electric vehicles and helps support the company’s mission to accelerate the world’s transition to sustainable energy and transport. Based on the high level of differentiated innovation at Tesla, we believe the company is poised to be a dominant player in the paradigm shift from internal combustion technology to fully electric autonomous technology.

While other travel-related businesses have struggled over the past several quarters, Priceline has consistently delivered solid growth, demonstrating the strength and durability of its business model. In fact, despite its increasing size, Priceline’s bookings growth has actually accelerated in recent periods. Regardless of the economic backdrop, the company continues to thrive by taking market share from its competition in the online travel business. Furthermore, with only single-digit market share in what is a vast global hotel market, we believe the company is poised to compound growth at an attractive rate for many years to come.

AutoZone and O’Reilly Automotive were the largest detractors from relative results in the consumer discretionary sector and were also the fund’s largest detractors from absolute results during the period. The auto parts retailers were at the epicenter of growing fears around the disruption of traditional physical retailers by online retailers, a situation that was magnified at the same time by cyclical demand weakness in their respective businesses.

As shown in the Sector Diversification chart, our overall positioning was little changed during the six-month period, although we did reduce our consumer discretionary holdings from 27% to about 21%. After the strong performance of some our stocks in the sector, we took advantage of the opportunity to manage the position size of some of our holdings. This doesn’t represent a fundamental change in our investment thesis, though, and several consumer discretionary names, including Amazon and Priceline, remain among our top holdings.

Our strong fundamental research capabilities also helped us avoid many companies that struggled during the period. We had no exposure to the energy sector, which was the worst-performing market segment during the first half of the year, and we also benefited from avoiding many underperforming consumer staples stocks.

Financials was the only sector where we underperformed relative to the Russell index. Some of our bank holdings that had rallied immediately following the presidential election in November underperformed as the yield curve flattened.

Besides the addition of Apple shares we mentioned above, our largest purchases during the period involved three new names that we added to the portfolio: Becton, Dickinson & Company, Acuity Brands, and Intuit. We believe that Becton, Dickinson’s recent acquisition of C.R. Bard will help the medical devices company accelerate its growth. Lighting systems manufacturer Acuity should continue to benefit from the conversion to LED lighting, but more importantly, we have a favorable outlook for its Atrius intelligent lighting platform, and Intuit, a financial software company, is well positioned due to its ongoing shift to a higher-quality subscription-based revenue model paired with our view of the growth trajectory for its QuickBooks Online offering.

OUTLOOK

Large-cap stocks have recorded strong results in the first half of 2017, and growth shares have significantly outperformed their value counterparts. As a result, overall valuations for large-cap growth equities—although not significantly above longer-term averages—look less attractive than they did at the start of the year.

Although we maintain a positive view on the prospects for many companies in the large-cap growth universe, we acknowledge that the macroeconomic outlook is mixed. The hopes for a pickup in growth that followed the U.S. presidential election in November have waned. Health care reform has bogged down, and comprehensive tax reform—which could drive an increase in corporate profits—seems less likely. There is certainly a more business-friendly approach to regulation in Washington, but this may already be priced into the market. With inflation at low levels, further rate increases from the Fed are expected to continue at a slow pace, which shouldn’t be a stumbling block for most stocks, but the financials sector could be challenged by a continuation of generally low longer-term rates. Finally, geopolitical risks have been difficult to ignore recently.

While the environment may present some challenges, we are optimistic that innovation in areas such as e-commerce, cloud computing, artificial intelligence, and biotechnology could drive further gains in the market. As a result, our investment approach remains largely the same as we have discussed in our previous letters. We believe that disciplined fundamental analysis will enable us to identify high-quality companies with durable growth prospects that are poised to stand out from the broader market. We continue to favor companies that have more control of their destiny, are positioned to benefit from powerful secular trends, and are using innovation to disrupt less efficient business models and create new ones. Finally, we believe that by consistently following a disciplined approach, we will be able to provide long-term investors with the potential for attractive returns.

Respectfully submitted,

Joseph B. Fath
Chairman of the fund’s Investment Advisory Committee

July 21, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
Amazon.com	6.0%
Alphabet	5.7
Apple	5.2
Facebook	3.6
Priceline	3.4
Microsoft	3.1
PayPal Holdings	2.7
Visa	2.6
Alibaba Group Holding	2.4
Philip Morris International	1.8
UnitedHealth Group	1.7
MasterCard	1.6
Boeing	1.6
Intuitive Surgical	1.5
American Tower	1.5
Salesforce.com	1.4
Alexion Pharmaceuticals	1.4
Stryker	1.3
Morgan Stanley	1.2
Starbucks	1.2
Vertex Pharmaceuticals	1.2
American Airlines	1.2
Becton, Dickinson & Company	1.2
Biogen	1.1
Intercontinental Exchange	1.1
Total	56.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 53.25	$ 53.66	$ 51.95	$ 52.57	$ 37.78	$ 31.83
Investment activities						
Net investment income[(1)]	0.07	0.06	0.02	0.02	–[(2)]	0.09
Net realized and unrealized gain / loss	10.32	0.71	5.57	4.51	14.81	5.93
Total from investment activities	10.39	0.77	5.59	4.53	14.81	6.02
Distributions						
Net investment income	–	(0.04)	–	–	(0.02)	(0.07)
Net realized gain	–	(1.14)	(3.88)	(5.15)	–	–
Total distributions	–	(1.18)	(3.88)	(5.15)	(0.02)	(0.07)
NET ASSET VALUE						
End of period	**$ 63.64**	**$ 53.25**	**$ 53.66**	**$ 51.95**	**$ 52.57**	**$ 37.78**

Ratios/Supplemental Data

Total return[(3)]	**19.51%**	**1.41%**	**10.85%**	**8.83%**	**39.20%**	**18.92%**
Ratio of total expenses to average net assets	0.66%[(4)]	0.68%	0.67%	0.68%	0.69%	0.70%
Ratio of net investment income to average net assets	0.23%[(4)]	0.11%	0.04%	0.04%	0.00%	0.25%
Portfolio turnover rate	24.6%	44.1%	37.8%	36.5%	34.7%	31.1%
Net assets, end of period (in millions)	$ 39,454	$ 36,214	$ 39,022	$ 38,583	$ 37,244	$ 27,354

(1) Per share amounts calculated using average shares outstanding method.
(2) Amounts round to less than $0.01 per share.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 52.20	$ 52.72	$ 51.23	$ 51.91	$ 37.39	$ 31.51
Investment activities						
Net investment income (loss) (1)	(0.01)	(0.07)	(0.11)	(0.11)	(0.11)	0.01
Net realized and unrealized gain / loss	10.12	0.69	5.48	4.45	14.64	5.87
Total from investment activities	10.11	0.62	5.37	4.34	14.53	5.88
Distributions						
Net investment income	–	–	–	–	(0.01)	–
Net realized gain	–	(1.14)	(3.88)	(5.02)	–	–
Total distributions	–	(1.14)	(3.88)	(5.02)	(0.01)	–
NET ASSET VALUE						
End of period	**$ 62.31**	**$ 52.20**	**$ 52.72**	**$ 51.23**	**$ 51.91**	**$ 37.39**

Ratios/Supplemental Data

Total return (2)	**19.37%**	**1.15%**	**10.58%**	**8.57%**	**38.86%**	**18.66%**
Ratio of total expenses to average net assets	0.92% (3)	0.93%	0.92%	0.92%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	(0.03)% (3)	(0.14)%	(0.21)%	(0.20)%	(0.25)%	0.02%
Portfolio turnover rate	24.6%	44.1%	37.8%	36.5%	34.7%	31.1%
Net assets, end of period (in millions)	$ 3,123	$ 3,131	$ 3,855	$ 3,435	$ 3,333	$ 2,340

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 94.5%		
CONSUMER DISCRETIONARY 19.3%		
Auto Components 0.5%		
Delphi Automotive	2,697,634	236,448
		236,448
Automobiles 1.8%		
Ferrari	4,525,153	389,253
Tesla (1)	1,415,132	511,726
		900,979
Hotels, Restaurants & Leisure 2.7%		
Marriott, Class A	2,561,535	256,947
MGM Resorts International	2,916,800	91,267
Starbucks	10,584,494	617,182
Yum! Brands	5,272,900	388,929
		1,354,325
Internet & Direct Marketing Retail 9.7%		
Amazon.com (1)	3,092,157	2,993,208
Ctrip.com International, ADR (1)	3,295,500	177,496
Flipkart Private Limited, Acquisition Date: 3/19/15 Cost $9,963 (1)(2)(4)	87,398	7,701
Priceline (1)	922,480	1,725,517
		4,903,922
Multiline Retail 0.5%		
Dollar General	3,830,900	276,170
		276,170
Specialty Retail 4.1%		
AutoZone (1)	828,640	472,706
Home Depot	2,689,800	412,615
L Brands	5,327,700	287,110
Lowe's	2,733,155	211,902
O'Reilly Automotive (1)	2,008,400	439,317

Ross Stores	1,421,360	82,055
Tractor Supply	2,450,348	132,833
		2,038,538
Total Consumer Discretionary		9,710,382
CONSUMER STAPLES 2.9%		
Food & Staples Retailing 0.7%		
Walgreens Boots Alliance	4,380,975	343,074
		343,074
Food Products 0.4%		
Mondelez International	4,475,426	193,294
		193,294
Tobacco 1.8%		
Philip Morris International	7,915,306	929,653
		929,653
Total Consumer Staples		1,466,021
FINANCIALS 5.8%		
Banks 1.6%		
First Republic Bank	3,294,025	329,732
JPMorgan Chase	5,097,600	465,920
		795,652
Capital Markets 4.2%		
Charles Schwab	7,211,900	309,823
Intercontinental Exchange	8,404,365	554,016
Morgan Stanley	14,094,157	628,036
State Street	3,170,421	284,482
TD Ameritrade Holding	7,851,346	337,529
		2,113,886
Total Financials		2,909,538

INDUSTRIALS & BUSINESS SERVICES 8.2%		
Aerospace & Defense 1.6%		
Boeing	3,959,382	782,968
		782,968
Airlines 1.2%		
American Airlines	11,947,346	601,190
		601,190
Electrical Equipment 1.1%		
Acuity Brands (3)	2,781,832	565,491
		565,491
Industrial Conglomerates 2.1%		
Honeywell International	3,863,300	514,939
Roper Technologies	2,292,333	530,744
		1,045,683
Machinery 1.5%		
Fortive	2,890,734	183,128
Illinois Tool Works	2,639,785	378,149
Wabtec	2,086,014	190,870
		752,147
Professional Services 0.7%		
Equifax	2,567,761	352,862
		352,862
Total Industrials & Business Services		4,100,341
INFORMATION TECHNOLOGY 36.7%		
Internet Software & Services 13.4%		
Alibaba Group Holding, ADR (1)	8,682,474	1,223,361
Alphabet, Class A (1)	1,673,491	1,555,811
Alphabet, Class C (1)	1,430,476	1,299,916

Dropbox, Class A, Acquisition Date: 11/7/14 Cost $73,547 (1)(2)(4)	3,850,404	31,381
Facebook, Class A (1)	12,096,645	1,826,351
MercadoLibre	628,300	157,628
Tencent Holdings (HKD)	15,407,400	552,740
VeriSign (1)	846,780	78,717
		6,725,905
IT Services 8.5%		
Fidelity National Information	4,179,208	356,904
Fiserv (1)	3,225,662	394,628
MasterCard, Class A	6,813,230	827,467
PayPal Holdings (1)	25,756,853	1,382,370
Visa, Class A	13,990,596	1,312,038
		4,273,407
Semiconductors & Semiconductor Equipment 1.5%		
ASML Holding	802,371	104,557
NVIDIA	1,255,600	181,510
Xilinx	7,174,300	461,451
		747,518
Software 8.1%		
Electronic Arts (1)	4,068,400	430,111
Intuit	3,881,300	515,476
Microsoft	22,660,598	1,561,995
Salesforce.com (1)	8,024,885	694,955
ServiceNow (1)	3,652,181	387,131
Snap Inc., Class A (1)(5)	11,903,115	211,518
Snap Inc., Lock-up Shares, Class A, Acquisition Date: 1/19/17 Cost $32,934 (1)(2)	2,144,129	36,196
Snap Inc., Lock-up Shares, Class B, Acquisition Date: 5/6/16 Cost $32,934 (1)(2)	2,144,129	36,196
Workday (1)	2,316,400	224,691
		4,098,269

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/17
Investment Income (Loss)		
Income		
Dividend		$ 213,973
Securities lending		3,881
Total income		217,854
Expenses		
Investment management		125,006
Shareholder servicing		
Investor Class	$ 28,448	
Advisor Class	2,361	
R Class	694	
I Class	35	31,538
Rule 12b-1 fees		
Advisor Class	3,956	
R Class	2,253	6,209
Prospectus and shareholder reports		
Investor Class	229	
Advisor Class	54	
R Class	13	
I Class	14	310
Custody and accounting		512
Registration		141
Legal and audit		44
Directors		78
Miscellaneous		56
Total expenses		163,894
Net investment income		53,960
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		5,078,745
Foreign currency transactions		(14)
Net realized gain		5,078,731

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/17	Year Ended 12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 53,960	$ 41,846
Net realized gain	5,078,731	2,436,959
Change in net unrealized gain / loss	3,455,274	(1,754,564)
Increase in net assets from operations	8,587,965	724,241
Distributions to shareholders		
Net investment income		
Investor Class	–	(26,797)
I Class	–	(10,494)
Net realized gain		
Investor Class	–	(763,598)
Advisor Class	–	(68,394)
R Class	–	(19,168)
I Class	–	(92,025)
Decrease in net assets from distributions	–	(980,476)
Capital share transactions*		
Shares sold		
Investor Class	1,911,359	5,268,167
Advisor Class	461,397	664,820
R Class	85,196	136,518
I Class	1,923,374	3,433,996
Distributions reinvested		
Investor Class	–	754,587
Advisor Class	–	68,283
R Class	–	19,167
I Class	–	93,594
Shares redeemed		
Investor Class	(5,581,573)	(8,543,467)
Advisor Class	(1,029,499)	(1,418,503)
R Class	(147,087)	(310,902)
I Class	(582,666)	(589,358)
Decrease in net assets from capital share transactions	(2,959,499)	(423,098)

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth through investments in stocks. The fund has four classes of shares: the Growth Stock Fund (Investor Class), the Growth Stock Fund–Advisor Class (Advisor Class), the Growth Stock Fund–R Class (R Class), and the Growth Stock Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $123,000 for the six months ended June 30, 2017.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2017, the fund realized $482,989,000 of net gain on $859,150,000 of in-kind redemptions.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2017, totaled $62,640,000 for the six months ended June 30, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2017, the value of loaned securities was $108,072,000; the value of cash collateral and related investments was $110,991,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $11,830,069,000 and $16,868,800,000, respectively, for the six months ended June 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2017, the cost of investments for federal income tax purposes was $30,574,155,000. Net unrealized gain aggregated $19,866,200,000 at period-end, of which $20,244,315,000 related to appreciated investments and $378,115,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and I Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $1,419,000 for T. Rowe Price Services, Inc.; and $2,260,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds.

Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2017, the fund was allocated $245,000 of Spectrum Funds’ expenses and $16,811,000 of Retirement Funds’ expenses. Of these amounts, $6,292,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2017, approximately 50% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2017, approximately 27% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2017.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets that also declines at certain asset levels—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 17, 2017